                                                                    EXHIBIT 32.2

         CERTIFICATION PURSUANT TO SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sapient Corporation (the "Corporation") on Form 10-Q for the fiscal quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Stuart Moore, the Co-Chairman and Co-Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

                                           /s/ J. STUART MOORE
                                      ------------------------------------------
                                               J. STUART MOORE
                                      CO-CHAIRMAN AND CO-CHIEF EXECUTIVE OFFICER

Dated: August 9, 2005

A signed original of this written statement required by Section 906 has been provided to Sapient Corporation and will be retained by Sapient Corporation and furnished to the Securities and Exchange Commission or its staff upon request.